UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 7, 2024

Advanced Voice Recognition Systems, Inc. (Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-1342936 (Commission File Number)	98-0511932 (IRS Employer Identification No.)

7659 E. Wood Drive, Scottsdale, AZ 85260
(Address of Principal Executive Offices) (Zip Code)

(480) 704-4183
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AVOI	OTC pkn

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Section 4 - Matters Related to Accountants and Financial Statements

   Item 4.01 Changes in Registrant’s Certifying Accountant.

Effective May 6, 2024, Advanced Voice Recognition Systems, Inc. (the “Issuer”) dismissed BF Borgers CPA PC (“BF Borgers”) as its independent registered public accounting firm.

BF Borgers’ audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2023 and December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. nor were there disagreements, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and BF Borgers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to BF Borgers’ satisfaction, would have caused BF Borgers to make reference to such disagreements in its audit reports.

During the fiscal years ended December 31, 2023 and 2022, and through the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

On May 3, 2024, the U.S. Securities and Exchange Commission (the “SEC”) through its Staff Report has advised that, in lieu of obtaining a letter from BF Borgers stating whether or not it agrees with the statements herein, the Issuer may indicate that BF Borgers is not currently permitted to appear or practice before the SEC for reasons described in the SEC’s Order Instituting Public Administrative and Cease-and-Desist Proceedings Pursuant to Section 8A of the Securities Act of 1933, Sections 4C and 21C of the Securities Exchange Act of 1934 and Rule 102(e) of the Commission’s Rules of Practice, Making Findings, and Imposing Remedial Sanctions and a Cease-and-Desist Order.

Section 5 - Corporate Governance and Management

  Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 On May 4, 2024, Chung Cam resigned as the Issuer’s Chief Financial Officer.

   Item 9.01 Financial Statements and Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.     ADVANCED VOICE RECOGNITION SYSTEMS, INC.

Dated: May 7, 2024

By: /s/ Walter Geldenhuys

Name: Walter Geldenhuys

Title: President, Chief Executive Officer & Chief Financial Officer